SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 24, 2003
                                                        ----------------


                         WEBSTER FINANCIAL CORPORATION.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                     0-15213                 06-1187536
 ----------------------------         -----------           -------------------
 (State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)               File Number)          Identification No.)



                   Webster Plaza, Waterbury, Connecticut 06702
                   -------------------------------------------
                     (Address of principal executive offices)



         Registrant's telephone number, including area code: (203) 578-2476
                                                             --------------


                                   Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS



(c)     Exhibits.

Exhibit No.          Description
-----------          -----------
    99               Press Release dated January 24, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.



On January 24, 2003, Webster Bank, a wholly owned subsidiary of Webster Financial Corporation, issued a press release announcing that it has completed the acquisition of Budget Installment Corp. That press release is filed as
Exhibit 99 to this report.



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                               SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WEBSTER FINANCIAL CORPORATION
                                    -----------------------------
                                    (Registrant)



                                By: /s/ William J. Healy
                                    --------------------------------
                                    William J. Healy
                                    Executive Vice President and
                                    Chief Financial Officer





Date: January 24, 2003

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EXHIBIT INDEX



Exhibit No.        Description
-----------        -----------

     99            Press Release dated January 24, 2003.